Exhibit 99.1

Silicon Motion Securityholders Approve MaxLinear Merger at Extraordinary General Meeting

Carlsbad, CA, Taipei, Taiwan and Milpitas, CA, August 31, 2022 – MaxLinear, Inc. (NASDAQGS: MXL) (“MaxLinear”), a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits, and Silicon Motion Technology Corporation (NASDAQGS: SIMO) (“Silicon Motion”), a global leader in NAND flash controllers for solid state storage devices, today announced that at Silicon Motion’s extraordinary general meeting (the “EGM”) of shareholders, held on August 31, 2022, shareholders of Silicon Motion approved the previously announced merger agreement under which MaxLinear will, subject to the terms and conditions thereof, acquire Silicon Motion, and approved other proposals related to the transaction.

More specifically, at the EGM, securityholders of Silicon Motion approved, by the requisite vote, the acquisition of Silicon Motion by MaxLinear, including the approval of: (a) the Agreement and Plan of Merger, dated May 5, 2022 (as it may be amended from time to time, the “Merger Agreement”), by and among MaxLinear, Shark Merger Sub, an exempted company incorporated and existing under the laws of the Cayman Islands and a wholly-owned subsidiary of MaxLinear (“Merger Sub”), and Silicon Motion, pursuant to which Merger Sub will merge with and into Silicon Motion with Silicon Motion continuing as the surviving company and becoming a wholly-owned subsidiary of MaxLinear (the “Merger”); (b) the plan of merger required to be filed with the Registrar of Companies in the Cayman Islands; (c) the Merger itself, on the terms and subject to the conditions set forth in the Merger Agreement; and (d) all other transactions and arrangements contemplated by the Merger Agreement.

The remaining requirements for closure of the transaction are customary closing conditions set forth in the Merger Agreement, including approval from the State Administration for Market Regulation (SAMR) of the People's Republic of China. As previously announced, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, has expired with respect to the proposed acquisition.

About MaxLinear, Inc.

MaxLinear, Inc. (NASDAQGS: MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

About Silicon Motion

Silicon Motion is the global leader in supplying NAND flash controllers for solid state storage devices. Silicon Motion supplies more SSD controllers than any other company in the world for servers, PCs and other client devices and is the leading merchant supplier of eMMC and UFS embedded storage controllers used in smartphones, IoT devices and other applications. Silicon Motion also supplies customized high-performance hyperscale data center and specialized industrial and automotive SSD solutions. Silicon Motion’s customers include most of the NAND flash vendors, storage device module makers and leading OEMs. For further information on Silicon Motion, visit www.siliconmotion.com.

Forward-Looking Statements

Information provided in this press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Silicon Motion’s and MaxLinear’s current expectations, estimates and projections. The forward-looking statements include, but are not limited to, statements about the satisfaction or waiver of any conditions to the proposed Merger. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “potentially”, “continue,” “could”, “seek,” “see”, “would”, “might”, “continue”, “target” or the negatives of these terms or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Although such statements are based on Silicon Motion’s or MaxLinear’s own information and information from other sources Silicon Motion or MaxLinear believes to be reliable, you should not place undue reliance on them and caution must be exercised in relying on forward-looking statements. These statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied in these forward-looking statements for a variety of reasons. Potential risks and uncertainties include, but are not limited to, the risk that the transaction may not be completed on the anticipated terms and timing, in a timely manner or at all, which may adversely affect Silicon Motion’s or MaxLinear’s respective business and the price of the ordinary shares, par value $0.01 per share, of Silicon Motion, Silicon Motion’s American Depositary Shares (ADSs) and shares of common stock, par value $0.0001, of MaxLinear (“MaxLinear Common Stock”); uncertainties as to the timing of the consummation of the transaction and the potential failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the parties’ businesses and other conditions to the completion of the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including the receipt by Silicon Motion of an unsolicited proposal from a third party; the effect of the announcement or pendency of the transaction on Silicon Motion’s or MaxLinear’s respective business relationships, operating results, and business generally; expected benefits, including financial benefits, of the transaction may not be realized; integration of the acquisition post-closing may not occur as anticipated, and the combined company’s ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses, may occur; litigation related to the Merger or otherwise; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting attention from the parties’ ongoing business, including current plans and operations; changes in tax regimes, legislation or government regulations affecting the acquisition or the parties or their businesses; economic, social or political conditions that could adversely affect the Merger or the parties, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China and the military conflict in Ukraine and related sanctions against Russia and Belarus; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the parties’ response to any of the aforementioned factors; exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market prices of the parties’ traded securities; potential business uncertainty or adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; potential negative changes in general economic conditions and market developments in the regions or the industries in which the parties operate; the loss of one or more key customers or the significant reduction, postponement, rescheduling or cancellation of orders from one or more customers as a result or in anticipation of the Merger or otherwise; the parties’ respective customers’ sales outlook, purchasing patterns, and inventory adjustments based on consumer demands and general economic conditions; risks associated with the ongoing global outbreak of COVID-19, including, but not limited to, the emergence of variants to the original COVID-19 strain such as the Delta and Omicron variants and related private and public sector measures; Silicon Motion’s and MaxLinear’s ability to provide a safe working environment for employees during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; Silicon Motion’s and MaxLinear’s abilities to implement their business strategies; pricing trends, including Silicon Motion’s and MaxLinear’s abilities to achieve economies of scale; uncertainty as to the long-term value of MaxLinear Common Stock; restrictions during the pendency of the proposed transaction that may impact Silicon Motion’s or MaxLinear’s ability to pursue certain business opportunities or strategic transactions; and the other risk factors discussed from time to time by Silicon Motion in the most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, or by MaxLinear in the most recent Annual Report on Form 10-K and in any subsequent reports on Form 10-Q or Form 8-K, each of which is on file with or furnished to the Securities and Exchange Commission (the “SEC) and available at the SEC’s website at www.sec.gov. SEC filings for Silicon Motion are available on Silicon Motion’s website at https://www.siliconmotion.com/investor. SEC filings for MaxLinear are available on MaxLinear’s website at https://www.maxlinear.com. Silicon Motion and MaxLinear assume no obligation to update any forward-looking statements, which apply only as of the date of this press release.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. MaxLinear has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 that includes the proxy statement of Silicon Motion and a prospectus of MaxLinear, and Silicon Motion has provided to its securityholders the proxy statement of the Silicon Motion and prospectus of MaxLinear (the “Proxy Statement/Prospectus”) describing the Merger Agreement and the Merger. The Proxy Statement/Prospectus contains important information about the proposed transaction and related matters. This communication is not a substitute for the Form S-4 or the Proxy Statement/Prospectus or any other document that have been or may be filed or furnished by Silicon Motion or MaxLinear with the SEC or provided to Silicon Motion’s securityholders.

The Proxy Statement/Prospectus and this communication are not offers to sell MaxLinear securities, are not soliciting an offer to buy MaxLinear securities in any state where the offer and sale is not permitted.

MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS PROVIDED TO SILICON MOTION SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain the Registration Statement on Form S-4 free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

Silicon Motion Contacts:
Christopher Chaney
Director, Investor Relations & Strategy
cchaney@siliconmotion.com

Selina Hsieh
Investor Relations
ir@siliconmotion.com

Thomas Germinario
D.F. King & Co. Inc.
tgerminario@dfking.com